Towle Value Fund

(Ticker Symbol: TDVFX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated December 18, 2025 to the currently effective

Summary Prospectus, Prospectus and Statement of Additional Information.

*** Important Notice Regarding Proposed Fund Reorganization ***

The Board of Trustees of Investment Managers Series Trust has approved an Agreement and Plan of Reorganization (the “Plan”) for the Towle Value Fund (the “Acquired Fund”), a series of the Trust, providing for the reorganization of the Acquired Fund into the Towle Value ETF (the “Acquiring Fund”), a series of EA Series Trust (“EA”). The Board of Trustees of EA has also approved the Plan. The reorganization of the Acquired Fund is subject to approval by its shareholders.

The Acquiring Fund has the same investment objective and substantially similar investment strategies as the Acquired Fund. Towle & Co. (“Towle”) serves as investment adviser to the Acquired Fund and investment sub-adviser to the Acquiring Fund. Empowered Funds, LLC (dba EA Advisers) serves as investment adviser to the Acquiring Fund. The Acquiring Fund has the same portfolio management team as the Acquired Fund.

The Plan provides for the Acquired Fund to transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any), and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund and cash in lieu of fractional Acquiring Fund shares (if any) equal in value to the shares of the Acquired Fund held by the shareholders prior to the reorganization. The reorganization is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any). Towle will bear the costs related to the reorganization.

The Acquired Fund operates as a mutual fund and the Acquiring Fund operates as an actively managed exchange-traded fund (“ETF”). ETFs may provide benefits to shareholders compared to mutual funds, including additional trading flexibility, increased transparency, and the potential for lower transaction costs and enhanced tax efficiency. Additional information regarding the differences between mutual funds and ETFs and potential impact to shareholders will be included in the prospectus/proxy statement noted below. In order to receive shares of the Acquiring Fund as part of the reorganization, Acquired Fund shareholders must hold their shares of the Acquired Fund through a brokerage account eligible to hold and trade shares of an ETF. Shareholders holding their Acquired Fund shares through accounts that are not eligible to hold shares of an ETF will not participate in the reorganization and will instead receive a cash distribution equal to the net asset value of their Acquired Fund shares in full redemption of their Acquired Fund shares. Such cash distribution may result in the recognition of gain or loss for federal tax purposes. If you are unsure about the ability of your account to accept Acquiring Fund shares, please call 1-888-99TOWLE (1-888-998-6953) or contact your financial advisor or other financial intermediary.

The Trust will call a shareholder meeting at which shareholders of the Acquired Fund will be asked to consider and vote on the Plan. If the required shareholder approval for the reorganization of the Acquired Fund is obtained, the reorganization of the Acquired Fund is currently expected to take effect in the first quarter of 2026.

Shareholders of the Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the proposed reorganization, and the Acquiring Fund. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

Please file this Supplement with your records.